Exhibit 99.1

To:	Holders of RightNow Technologies, Inc. 2.50% Convertible Senior Notes due November 15, 2030
and
The Bank of New York Mellon Trust Company, N.A. 700 South Flower Street, 5th Floor Los Angeles, California 90017 Attention: Corporate Trust Unit

Re:	Notice of Make-Whole Fundamental Change and Make-Whole Effective Date Resulting in a Temporary Increase in the Conversion Rate; and Notice of Supplemental Indenture

Reference is hereby made to the Indenture, dated as of November 22, 2010 (the “Indenture”), between RightNow Technologies, Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), relating to the Company’s 2.50% Convertible Senior Notes due November 15, 2030 (CUSIP No. 76657R AB 2) (the “Notes”). Capitalized terms used but not defined in this notice shall have the meanings ascribed to such terms in the Indenture. A copy of the Indenture was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on November 22, 2010.

On October 23, 2011, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with OC Acquisition LLC (“Parent”), a Delaware limited liability company and a wholly-owned subsidiary of Oracle Corporation, and Rhea Acquisition Corporation (“Merger Subsidiary”), a Delaware corporation and a wholly-owned subsidiary of Parent. A copy of the press release publicly announcing the execution of the Merger Agreement and a copy of the Merger Agreement were filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2011. On November 21, 2011, the Company filed a Definitive Proxy Statement with respect to the special meeting of the Company’s stockholders to be held to approve and adopt the Merger Agreement and approve the Merger (as hereinafter defined) and announced that the special meeting of the Company’s stockholders would be held on December 22, 2011. On December 22, 2011, the Company’s stockholders approved and adopted the Merger Agreement and approved the Merger at the special meeting.

Pursuant and subject to the Merger Agreement, on January 25, 2012, Merger Subsidiary was merged with and into the Company with the Company continuing as the surviving corporation (the “Merger”). At the effective time of the Merger, each issued and outstanding share of common stock of the Company (the “Common Stock”), other than shares held by Parent or by its subsidiaries, shares held by the Company as treasury shares or by its subsidiaries, or shares held by stockholders who properly exercise appraisal rights under Delaware law, was converted into and represent solely the right to receive $43.00 in cash, without interest (the “Merger Consideration”), and less any applicable withholding taxes.

NOTICE OF MAKE-WHOLE FUNDAMENTAL CHANGE AND

MAKE-WHOLE EFFECTIVE DATE RESULTING IN A TEMPORARY

INCREASE IN THE CONVERSION RATE

In accordance with Section 5.10 of the Indenture, notice is hereby given that the consummation of the Merger constitutes a Make-Whole Fundamental Change under the terms of the Indenture, and that January 25, 2012, the date of the consummation of the Merger, constitutes a Make-Whole Effective Date under the terms of the Indenture resulting in a temporary increase in the Conversion Rate applicable to the Notes.

The Conversion Rate in effect on January 24, 2012 was 31.3588 shares of Common Stock per $1,000 principal amount of Notes. The Conversion Rate applicable to Notes that are surrendered for conversion from January 25, 2012, the first public announcement of the consummation of the Merger, and ending at 5:00 p.m., New York City time, on the business day immediately preceding the Fundamental Change Repurchase Date (the “Make-Whole Conversion Period”), will be increased pursuant to Section 5.10 of the Indenture. The Fundamental Change Repurchase Date is a date specified by the Company that is not less than 20 business days and not more than 45 business days after the date the Company delivers the Fundamental Change Company Notice to the Holders, which will be no later than February 15, 2012 pursuant to the terms of the Indenture.

The increase in the Conversion Rate during the Make-Whole Conversion Period is determined based on the Make-Whole Effective Date and the Merger Consideration, in accordance with Section 5.10 of the Indenture. The increase in the Conversion Rate applicable to Notes surrendered during the Make-Whole Conversion Period is 2.4864 shares of Common Stock per $1,000 principal amount of Notes, to yield a Conversion Rate of 33.8452 shares of Common Stock per $1,000 principal amount of Notes. In accordance with Section 5.12 of the Indenture, Holders who surrender their Notes for conversion from and after the Make-Whole Effective Date will receive solely the cash Merger Consideration per share of Common Stock they otherwise would have received upon conversion, less any applicable withholding taxes, and will not receive any shares of Common Stock. Therefore, Holders who surrender their Notes for conversion during the Make-Whole Conversion Period will receive cash in the amount of $1,455.34 per $1,000 principal amount of Notes, less any applicable withholding taxes, instead of shares of Common Stock.

Upon termination of the Make-Whole Conversion Period, the Conversion Rate will decrease to the Conversion Rate in effect immediately prior to the Make-Whole Conversion Period. Accordingly, any Holder that fails to convert its Notes during the Make-Whole Conversion Period will lose its right to receive the increased Conversion Rate and will, upon surrender of Notes for conversion after termination of the Make-Whole Conversion Period, only be entitled to receive cash in the amount of $1,348.43 per $1,000 principal amount of Notes, less any applicable withholding taxes.

As a result of the Merger, Holders shall also have the right, at the option of the Holders, to require the Company to repurchase for cash all or any portion that is an integral multiple of $1,000 in principal amount of their Notes on the Fundamental Change Repurchase Date in accordance with and subject to the satisfaction of the Holders of the requirements set forth in Section 4.01 of the Indenture, at a repurchase price equal to 100% of the principal amount of such Notes, plus accrued and unpaid interest thereon, including Additional Interest, if any, to, but excluding, the Fundamental Change Repurchase Date.

Please refer to the Indenture for a more complete description of the increase in the Conversion Rate applicable in connection with the Make-Whole Fundamental Change.

CONVERSION PROCEDURES

A Holder may convert a portion of a Note, but only if that portion is an integral multiple of $1,000 in principal amount.

The Trustee has informed the Company that, as of the date of this Notice, The Depository Trust Company (the “Depository”) is the sole registered Holder of the Notes, all custodians and beneficial holders of the Notes hold the Notes through DTC accounts and there are no certificated Notes in non-global form. To convert a beneficial interest in a Note that is a Global Security, the Holder must, in addition to complying with any other rules and procedures of the Depository, cause there to be delivered, by book-entry transfer to the Conversion Agent through the facilities of the Depository in accordance with the Applicable Procedures of the Depository, the interest in the Global Security to be converted, accompanied by:

•	a duly signed and completed conversion notice, in the form attached hereto, which once delivered, shall be irrevocable;

•	appropriate endorsements and transfer documents if required by the Conversion Agent;

•	payment of any tax or duty, in accordance with Section 5.04 of the Indenture; and

•	payment of any interest (including Additional Interest, if any) payable on the Notes in accordance with Section 5.03(b) of the Indenture (see “Interest Payments” below).

The Company will deliver the cash settlement amount to a Holder no later than the third Trading Day following the satisfaction by such Holder of the foregoing requirements.

Interest Payments

Upon conversion, a Holder will not receive any separate cash payment or adjustment for accrued and unpaid interest, including Additional Interest, if any.

Backup Withholding

TO COMPLY WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS NOTICE IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSES OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROVISION OF THIS NOTICE BY THE COMPANY; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

To avoid the application of a 28% backup withholding tax on any payments made to certain converting Holders (or other payees), each converting Holder (or other payee) should complete and provide an Internal Revenue Service (“IRS”) Form W-9 (in the case of a U.S. person or a resident alien) or an IRS Form W-8BEN or other appropriate IRS Form W-8 (in the case of a non-U.S. holder).

Each U.S. person (or U.S. resident alien), when completing an IRS Form W-9, is required to provide the Holder’s correct taxpayer identification number (“TIN”) (generally, the Holder’s Social Security or federal employer identification number), along with certain other information, and to certify under penalties of perjury that the Holder is a U.S. person (or U.S. resident alien), that such TIN is correct (or that such holder is awaiting a TIN) and that the U.S. person (or U.S. resident alien) is not subject to backup withholding. Failure to provide the correct information on IRS Form W-9 or an adequate basis for an exemption may subject the converting U.S. person (or U.S. resident alien) to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% of the gross proceeds received pursuant to the conversion. If withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is timely furnished to the IRS. U.S. Holders (or U.S. resident aliens) may obtain an IRS Form W-9 and instructions from the IRS’s website (http://www.irs.gov).

Non-U.S. Holders should not complete an IRS Form W-9. Instead, to avoid withholding and/or backup withholding, each non-U.S. Holder should complete an IRS Form W-8BEN (or other appropriate type of IRS Form W-8). In the case of non-U.S. Holders for which IRS Form W-8BEN is the appropriate form, IRS Form W-8BEN requires the non-U.S. Holders to provide such Holder’s name and address, along with certain other information, and to certify, under penalties of perjury, that such Holder is not a U.S. person. Non-U.S. Holders may obtain an IRS Form W-8BEN and instructions (or other appropriate IRS Form W-8) from the IRS’s website (http://www.irs.gov).

Failure to include a properly completed IRS Form W-9 or applicable IRS Form W-8 may result in the application of U.S. backup withholding.

The Conversion Agent is: The Bank of New York Mellon Trust Company, N.A.

The Trustee is acting as the Conversion Agent, and its address and telephone number are as follows:

Bank of New York

Corporate Trust Operations

Reorganization Unit

101 Barclay Street – 7 East

New York, New York 10286

Telephone: 212-815-3687

Fax Number: 212-298-1915

NOTICE OF SUPPLEMENTAL INDENTURE

Section 5.12 of the Indenture provides that, at the Effective Time of the Merger, the Company shall execute and deliver to the Trustee a supplemental indenture (the “Supplemental Indenture”) providing that the Holders of each Note then outstanding shall have the right to convert such Note into a right to the kind and amount of shares of stock, or other securities, property, assets or cash (or combination thereof) that a holder of a number of shares of Common Stock equal to the Conversion Rate in effect immediately prior to the consummation of the Merger would have owned or been entitled to receive in connection with the Merger.

In accordance with Section 5.12 and 10.02 of the Indenture, notice is hereby given that the Company entered into the Supplemental Indenture with the Trustee on January 25, 2012, providing that the Holder of each outstanding Note as of January 25, 2012 shall have the right to convert such Note into a right to the amount of cash that a holder of a number of shares of Common Stock equal to the Conversion Rate in effect immediately prior to the consummation of the Merger would have owned or been entitled to receive in connection with the Merger. A copy of the Supplemental Indenture was filed as an exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 25, 2012.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. Any document the Company files with the SEC may be read and copied at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C., 20549. The Company’s SEC filings also are available to the public at the SEC’s website at http://www.sec.gov.

The documents listed below (as they may be amended from time to time) contain important information about the Company and the Notes, and Holders should review these documents carefully before determining whether or not to convert their Notes as described in this Notice:

•	the Company’s Annual Report on Form 10-K for the year ended December 31, 2010;

•	the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011;

•	the Company’s Current Reports on Form 8-K filed with the SEC on February 9, 2011, June 15, 2011, October 24, 2011, December 8, 2011, December 22, 2011, January 24, 2012 and January 25, 2012;

•

the description of the Common Stock set forth in the Company’s registration statement on Form 8-A (File No. 000-31321) filed with the SEC on July 27, 2004, including any amendment or reports filed for the purpose of updating such description;

•

the Indenture filed as exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2010, as supplemented by the Supplemental Indenture filed as exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 25, 2012; and

•

all future filings the Company makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, on or after the date of this Notice (excluding any information furnished under Items 2.02 or 7.01 on any Current Report on Form 8-K or corresponding information furnished under Item 9.01 on any Current Report on Form 8-K or included as an exhibit thereto).

For more information about the Merger, Holders should review the Definitive Proxy Statement on Schedule 14A filed by the Company with the SEC on November 21, 2011. A copy of the Merger Agreement is included with the Definitive Proxy Statement and is also filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2011.

In the event of conflicting information in the documents referred to above, the information in the latest filed documents should be considered correct. Holders should not assume that the information in this notice or any of the documents referred to above is accurate as of any date other than the date of the applicable document.

RIGHTNOW TECHNOLOGIES, INC.

January 25, 2012

FORM OF CONVERSION NOTICE

To convert this Security, check the box ☐

To convert only part of this Security, state the principal amount to be converted (which must be $1,000 or a multiple of $1,000):

If you want the stock certificate, if any, made out in another Person’s name fill in the form below:

(Insert assignee’s soc. sec. or tax ID no.)

(Print or type assignee’s name, address and zip code)

Dated

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed

Participant in a Recognized Signature Guarantee Medallion Program

By
Authorized Signatory

METHOD OF DELIVERY

☐	CHECK HERE IF THE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE CONVERSION AGENT WITH DEPOSITORY AND COMPLETE THE FOLLOWING:

Name of Surrendering Institution:

DTC Account Number:

Contact Person:

Address:

Telephone (with international dialing code):

Facsimile (with international dialing code):

Date Surrendered:

Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if payments are to be made to Depository for the account of someone other than the person(s) whose signature appear(s) within this conversion notice.

Make payment to:

(DTC Account Number)

(Account Party)